UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 16, 2009

UNITED STATIONERS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10653	36-3141189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parkway North Blvd. Suite 100 Deerfield, Illinois		60015-2559
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (847) 627-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting held on July 16, 2009, the Board of Directors of the Registrant approved amendments, effective the same date, to Section 2.5 of the Registrant’s Amended and Restated Bylaws (the “Bylaws”) to implement additional advance notice provisions in connection with stockholder proposed business and director nominations.  The amendments require, with respect to the stockholder providing such notice, any Stockholder Associated Person (as defined in the amended Bylaws) and the stockholder nominee, if any, disclosure that includes: (i) the name and record address of such person, (ii) the class or series and number of shares of the Registrant which are beneficially owned by such person, (iii) the nominee holder for, and number of, shares owned beneficially but not of record by such person, (iv) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such person with respect to any share of stock of the Registrant, (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the proposal or nomination on the date of such stockholder’s notice, (vi) a description of all arrangements or understandings between or among such persons in connection with the proposal or nomination by such stockholder and any material interest in such proposal or nomination, (vii) a representation that the stockholder giving the notice intends to appear in person or by proxy at the annual meeting to bring such proposal or nomination before the meeting, (viii) notice whether such person intends to solicit proxies in connection with the proposed business or nomination, (ix) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and (x) with respect to director nominations only, the principal occupation or employment of such person.  The amendments to the Bylaws also mandate that any such information shall be supplemented to speak as of the record date for the meeting.  This supplemental information must be provided to the Registrant no later than ten (10) days after such record date.

The foregoing summary of the amendments to the Bylaws is qualified in its entirety by reference to the text of Section 2.5 of the Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.2*	Amendments to Section 2.5 of the Registrant’s Amended and Restated Bylaws adopted at a meeting of the Board of Directors held on July 16, 2009

*              Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATIONERS INC.
(Registrant)

Dated: July 16, 2009	/s/ Eric A. Blanchard
Eric A. Blanchard
Senior Vice President, General Counsel and Secretary

UNITED STATIONERS INC.

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED JULY 16, 2009

Exhibit No.	Description	Method of Filing

3.2*	Amendments to Section 2.5 of the Registrant’s Amended and Restated Bylaws adopted at a meeting of the Board of Directors held on July 16, 2009	Filed herewith